Common Stock Repurchases	12 Months Ended
Dec. 31, 2013
Equity, Class of Treasury Stock [Line Items]
Common Stock Repurchases
Note 24. Common Stock Repurchases

In January 2001, the Company announced a stock repurchase program by which management was authorized to repurchase up to 300,000 shares of the Company’s common stock. This plan was amended in 2003 and the number of shares by which management is authorized to repurchase is up to 5% of the outstanding shares of the Company’s common stock on January 1 of each year. There is no stated expiration date for the program. During 2013, 2012 and 2011, the Company did not repurchase any of its common stock.

In connection with the Company’s sale to the Treasury of its Series A Preferred Stock under the Capital Purchase Program, as previously described, prior to January 9, 2012, the Company generally could not purchase any of its common stock without the consent of the Treasury. See Note 21 — Preferred Stock and Warrant.

In connection with the Written Agreement with the Reserve Bank and the Bureau, as previously described, the Company was subject to additional limitations and regulatory restrictions and could not purchase or redeem shares of its stock without prior regulatory approval. The Written Agreement was terminated on July 30, 2013. See Note 26 — Regulatory Agreements.

In connection with the MOU with the Reserve Bank and the Bureau, as previously described, the Company was subject to additional limitations and regulatory restrictions and could not purchase or redeem shares of its stock without prior regulatory approval. The MOU was terminated effective March 13, 2014. See Note 26 — Regulatory Agreements.